December 1, 1995
                        DREYFUS VARIABLE INVESTMENT FUND
                SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1995
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND," "HOW TO BUY FUND SHARES," "SHAREHOLDER SERVICES," AND "HOW TO REDEEM FUND SHARES":
        Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "DESCRIPTION OF THE FUND _ INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES _ SMALL CAP PORTFOLIO."
        As of November 21, 1995, the Small Cap Portfolio also may invest in debt securities rated as low as the lowest rating assigned by Moody's or Standard & Poor's, and in unrated debt securities, which have special risks. See "Investment Considerations and Risks _ Fixed Income Securities" and "_ Lower Rated Securities."
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND":
        The primary portfolio manager of the International Equity Portfolio is John Christopher Whitaker of M&G Investment Management Limited, the Series' sub-investment adviser. He has held that position since October 1, 1995 and has been a Director of M&G Investment Management Limited since 1991. Prior thereto, Mr. Whitaker was a Director of County NatWest Investment Management.
VIFs120195

                                                           December 1, 1995

                      DREYFUS VARIABLE INVESTMENT FUND

             Supplement to Statement of Additional Information
                            Dated May 1, 1995

     The following information supplements or replaces the information contained in the following section of the Fund's Statement of Additional
Information:

             CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                      COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.